UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported) July  1,  2005
                                                        --------------

____________________Island  Residences  Club,  Inc.
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             (Exact name of registrant as specified in its charter)

          DE                            000-49978                20-2443790
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(State  or  other  jurisdiction        (Commission             (IRS Employer
     of  incorporation)               File  Number)          Identification No.)


      P.O.  Box  1947,  Noosa  Heads,  Queensland,  Australia     4567
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              (Address of principal executive offices)         (Zip Code)

Registrant's  telephone  number,  including  area  code 011-617-5474 1180
                                                        -----------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  5.02  Departure of Directors of Principal Officers; Election of Directors;
Appointment  of  Principal  Officers

Effective July 1, 2005, Island Residences Club, Inc. appointed James Rowbotham as Chief Operating Officer and Vice President of Operations for the company for a period of one-year. In connection with this appointment, Mr. Rowbotham will receive 1,000 shares of common stock of the company per month, or an annual total of 12,000 shares. A copy of Mr. Rowbotham's employment agreement is attached hereto as Exhibit 10.1.

Item  9.01  Financial  Statements  and  Exhibits
(c)  Exhibits

10.1     Employment  Agreement  with  James  Rowbotham

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July  8,  2005

(Registrant):  Island  Residences  Club,  Inc.
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(Signature):  /s/Graham  Bristow
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              Graham  Bristow,  Chief  Executive  Officer

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